Summary Prospectus
January 26, 2018

Baron Durable Advantage Fund

Retail Shares : BDAFX

Institutional Shares : BDAIX

R6 Shares : BDAUX

Baron Investment Funds Trust

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 1/26/18, are incorporated by reference into this summary prospectus.

Baron Durable Advantage Fund

Investment Goal

The investment goal of the Baron Durable Advantage Fund (the “Fund”) is capital appreciation through investments primarily in securities of large-sized companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses After Expense Reimbursements[2]
BARON DURABLE ADVANTAGE FUND
Retail Shares	0.65%	0.25%	0.96%	1.86%	(0.91)%	0.95%
Institutional Shares	0.65%	—	0.96%	1.61%	(0.91)%	0.70%
R6 Shares	0.65%	—	0.96%	1.61%	(0.91)%	0.70%

[1]	Because Baron Durable Advantage Fund is a new fund, “Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

BAMCO (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 0.95% of average daily net assets of Retail Shares, 0.70% of average daily net assets of Institutional Shares and 0.70% of average daily net assets of R6 shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a

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Baron Durable Advantage Fund

5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3
BARON DURABLE ADVANTAGE FUND
Retail Shares	$97	$303
Institutional Shares	$72	$224
R6 Shares	$72	$224

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. As Baron Durable Advantage Fund is a newly formed mutual fund, it has no prior turnover rate.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities in the form of common stock of U.S. large-sized companies. The Adviser defines large-sized companies as those, at the time of purchase, with market capitalizations above the smallest market cap stock in the top 85% of the Russell 1000 Growth Index at reconstitution, or companies with market capitalizations above $10 billion, whichever is smaller. The Adviser seeks to invest primarily in what it believes are unique, well-managed, competitively advantaged businesses that generate significant excess free cash flow that is consistently returned to shareholders in the form of stock buybacks and/or dividends.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Large-Cap Companies.  Because the Fund invests primarily in large-cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

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Baron Durable Advantage Fund

Performance

As Baron Durable Advantage Fund is a newly formed mutual fund, it has no prior performance.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Alex Umansky has been the portfolio manager of the Fund since its inception on December 29, 2017. Mr. Umansky has worked at the Adviser as a portfolio manager since November of 2011.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

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Baron Durable Advantage Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

1-800-99BARON	4

Baron Durable Advantage Fund

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including and your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Notes

JAN18